Exhibit 99.1

AMENDMENT TO NEXT GROUP HOLDINGS, INC.

CONVERTIBLE NOTE REDEMPTION AND LOCK-UP AGREEMENT

THIS AMENDMENT #2 TO THE CONVERTIBLE NOTE REDEMPTION AGREEMENT ("Agreement") originally entered into on March 23, 2017 (the "Original Agreement") is made as of August 21, 2017, (the "Effective Date") by and between Next Group Holdings, Inc., a Florida corporation (the "Company") and LG Capital Funding LLC, a New York Limited Liability Company ("Creditor").

WHEREAS, the parties desire to amend the Original Agreement to read as set forth below

THEREFORE, the parties agree as follows:

1.	Section 3 of the Original Agreement is amended to read as follows: Lock-Up Period. The Creditor agrees that until September 11, 2017, it will not effect any conversions under any Note, except as contemplated in Section I of this Agreement.

2.	General Provisions:

a.	This Agreement shall be governed by the laws of the State of New York. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties.

b.	Any notice, demand or request required or permitted to be given by either the Company or the Creditor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

c.	Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

d.	Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

NEXT GROUP HOLDINGS, INC.		LG CAPITAL FUNDING LLC

By:	/s/ Arik Maimon	By:	/s/ Joseph Lerman
Name:	Arik Maimon	Name:	Joseph Lerman
Title:	CEO	Title:	Manager

Date:	August 21, 2017	Date:	August 21, 2017

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NEXT GROUP HOLDINGS, INC.

 CONVERTIBLE NOTE REDEMPTION AND LOCK-UP AGREEMENT

THIS CONVERTIBLE NOTE REDEMPTION AGREEMENT (“Agreement”) is made as of March 23, 2017, (the “Effective Date”) by and between Next Group Holdings, Inc., a Florida corporation (the “Company”) and Cerberus Finance Group, Ltd (“Creditor”).

WHEREAS, the Creditor is the owner of the following Convertible Notes issued by the Company:

Note Date	Note Face Amount
November 20, 2015 (originally issued to Service Trading)	$37,000
November 19, 2016	$131,250
March 9, 2016	$50,000

All of the aforementioned notes are individually and collectively referred to as the “Note”.

WHEREAS, the Company desires to have the ability to redeem a portion of the Note totaling up to $149,665; and,

WHEREAS, the Creditor agrees to allow the Company to redeem the Note in an amount of up to $149,665, all on the terms and conditions contained herein:

THEREFORE, the parties agree as follows.

1.	Redemption of Note Pre-Raising of Funds. On or before, April 28, 2017, the Company shall pay $8,325 towards the Note. Notwithstanding anything else in this agreement to the contrary, in the event the Company does not make the $8,325 payment on or prior to April 28, 2017, then the Creditor shall have the right to convert $20,000 in principal of the Note into shares of Company Common Stock at a conversion price of $0.02 per share without any lockup.

2.	Redemption of Note Post-Raising of Funds within 90 days of this Agreement:

a.	After the contemplated raising of funds has been completed (within the next ninety (90) days after the signing of this Agreement), the Company shall pay to the Creditor $141,340 towards the repayment of the Note, and allow the Creditor to convert a portion of the Note as follows:

i.	If, within the 90 day period, the Company raises between $2,000,000 - $2,999,999 through its fundraising, the Company shall be obligated to redeem a minimum of 65% (and a maximum of 75%), the total outstanding amount of the Note at that time at rate equal to 128% of the sum of the outstanding principal and accrued interest). Upon redemption, the conversion price floor will be raised from $0.02 to $0.10. The Creditor shall have the right to determine the order and allocation in which the notes are redeemed. If the Company fails to deliver the funds within the aforementioned time frame, then the Company shall have lost the right to redeem any of the Notes.

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ii.

If the Company raises $3,000,000 or above, the Company shall be obligated to redeem a minimum of 65% (and a maximum of 75%), the total outstanding amount of the Note at that time at rate equal to 128% of the sum of the outstanding principal and accrued interest). Upon redemption, the conversion price floor will be raised from $0.02 to $0.15. The Creditor shall have the right to determine the order and allocation in which the notes are redeemed. If the Company fails to deliver the funds within the aforementioned time frame, then the Company shall have lost the right to redeem any of the Notes.

3.	Lock-Up Period. The Creditor agrees that until ninety (90) days after signing this Agreement that it will not effect any conversions under any Note, except as contemplated in Section 1 of this Agreement. The lock-up period is being instituted to allow the Company the ability to raise capital as contemplated in Section 2.

4.	Reinstatement of Conversion Floor Price. There shall be a conversion floor price of $0.02 per share on the Note listed above in the recital to this Agreement, unless the Company is able to raise the funds as outlined in Section 2. If the funds are raised as per section 2(a)(i) or Section 2(a)(ii) then the redemption price shall be as stated in those Sections.

5.	General Provisions:

a.	This Agreement shall be governed by the laws of the State of New York. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties.

b.	Any notice, demand or request required or permitted to be given by either the Company or the Creditor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

c.

Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

d.	Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

NEXT GROUP HOLDINGS, INC.		CERBERUS FINANCE GROUP, LTD

By:	/s/ Arik Maimon	By:	/s/ Alberto Dayan
Name:	Arik Maimon	Name:	Alberto Dayan
Title:	CEO	Title:	Manager

Date:	August 17, 2017	Date:	August 17, 2017

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AMENDMENT TO NEXT GROUP HOLDINGS, INC.

CONVERTIBLE NOTE REDEMPTION AND LOCK-UP AGREEMENT

THIS AMENDMENT #2 TO THE CONVERTIBLE NOTE REDEMPTION AGREEMENT (“Agreement”) originally entered into as of March 23, 2017 (the “Original Agreement”) is made as of August 14, 2017, (the “Effective Date”) by and between Next Group Holdings, Inc., a Florida corporation (the “Company”) and Quarum Holdings LLC, a New York Limited Liability Company (“Creditor”).

WHEREAS, the parties desire to amend the Original Agreement to read as set forth below

THEREFORE, the parties agree as follows:

1.	Section 3 of the Original Agreement is amended to read as follows: Lock-Up Period. The Creditor agrees that until September 11, 2017, it will not effect any conversions under any Note, except as contemplated in Section 1 of this Agreement.

2.	The redemption rights in Section 2 of the Original Agreement shall remain unchanged.

3.	General Provisions:

a.	This Agreement shall be governed by the laws of the State of New York. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties.

b.	Any notice, demand or request required or permitted to be given by either the Company or the Creditor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

c.	Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

d.	Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

e.	The Creditor agrees to sell 80% of all notes between Parties.

f.	The remaining balance of 20% of all notes between parties shall at closing, simultaneously convert at $0.10 per share, and the Creditor agrees to release all reserve shares with the Company Transfer agent.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

NEXT GROUP HOLDINGS, INC.		QUARUM HOLDINGS, LLC

By:	/s/ Arik Maimon	By:	/s/ Dennis Ringer
Name:	Arik Maimon	Name:	Dennis Ringer
Title:	CEO	Title:	Manager

Date:	August 14, 2017	Date:	August 14, 2017

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NEXT GROUP HOLDINGS, INC.

CONVERTIBLE NOTE REDEMPTION AND LOCK-UP AGREEMENT

THIS CONVERTIBLE NOTE REDEMPTION AGREEMENT (“Agreement”) is made as of March 23, 2017, (the “Effective Date”) by and between Next Group Holdings, Inc., a Florida corporation (the “Company”) and Quarum Holdings, LLC (“Creditor”).

WHEREAS, the Creditor is the owner of the following Convertible Notes issued by the Company:

Note Date	Note Face Amount
March 8, 2016	$25,000
May 16, 2016	$75,000
July 22, 2016	$50,000

All of the aforementioned notes are individually and collectively referred to as the “Note”.

WHEREAS, the Company desires to have the ability to redeem a portion of the Note totaling up to $102,743; and,

WHEREAS, the Creditor agrees to allow the Company to redeem the Note in an amount of up to $102,743, all on the terms and conditions contained herein:

THEREFORE, the parties agree as follows:

1.	Redemption of Note Pre-Raising of Funds. On or before, April 28, 2017, the Company shall pay $5,715 towards the Note. Notwithstanding anything else in this agreement to the contrary, in the event the Company does not make the $5,715 payment on or prior to April 28, 2017, then the Creditor shall have the right to convert $15,000 in principal of the Note into shares of Company Common Stock at a conversion price of $0.02 per share without any lockup.

2.	Redemption of Note Post-Raising of Funds within 90 days of this Agreement:

a.	After the contemplated raising of funds has been completed (within the next ninety (90) days after the signing of this Agreement), the Company shall pay to the Creditor $141,340 towards the repayment of the Note, and allow the Creditor to convert a portion of the Note as follows:

i.	If, within the 90 day period, the Company raises between $2,000,000 - $2,999,999 through its fundraising, the Company shall be obligated to redeem a minimum of 65% (and a maximum of 75%), the total outstanding amount of the Note at that time at rate equal to 128% of the sum of the outstanding principal and accrued interest). Upon redemption, the conversion price floor will be raised from $0.02 to $0.10. The Creditor shall have the right to determine the order and allocation in which the notes are redeemed. If the Company fails to deliver the funds within the aforementioned time frame, then the Company shall have lost the right to redeem any of the Notes.

ii.	If the Company raises $3,000,000 or above, the Company shall be obligated to redeem a minimum of 65% (and a maximum of 75%), the total outstanding amount of the Note at that time at rate equal to 128% of the sum of the outstanding principal and accrued interest). Upon redemption, the conversion price floor will be raised from $0.02 to $0.15. The Creditor shall have the right to determine the order and allocation in which the notes are redeemed. If the Company fails to deliver the funds within the aforementioned time frame, then the Company shall have lost the right to redeem any of the Notes.

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3.	Lock-Up Period. The Creditor agrees that until ninety (90) days after signing this Agreement that it will not effect any conversions under any Note, except as contemplated in Section I of this Agreement. The lock-up period is being instituted to allow the Company the ability to raise capital as contemplated in Section 2.

4.	Reinstatement of Conversion Floor Price. There shall be a conversion floor price of $0.02 per share on the Note listed above in the recital to this Agreement, unless the Company is able to raise the funds as outlined in Section 2. If the funds are raised as per section 2(a)(i) or Section 2(a)(ii) then the redemption price shall be as stated in those Sections.

5.	General Provisions:

a.	This Agreement shall be governed by the laws of the State of New York. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties.

b.	Any notice, demand or request required or permitted to be given by either the Company or the Creditor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

c.	Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

d.	Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

NEXT GROUP HOLDINGS, INC.		QUARUM HOLDINGS LLC

By:	/s/ Arik Maimon	By:	/s/ Dennis Ringer
Name:	Arik Maimon	Name:	Dennis Ringer
Title:	CEO	Title:	Manager

Date:	April 5, 2017	Date:	March 30, 2017

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NEXT GROUP HOLDINGS, INC.

CONVERTIBLE NOTE REDEMPTION AND LOCK-UP AGREEMENT

THIS CONVERTIBLE NOTE REDEMPTION AGREEMENT (“Agreement”) is made as of August 17, 2017, (the “Effective Date”) by and between Next Group Holdings, Inc., a Florida corporation (the “Company”) and Mountain Ranch Partners, Inc, a ________________ Limited Liability Company (’‘Creditor”).

WHEREAS, the Creditor is the owner of the following Convertible Note (the “Note”) issued by the Company:

Note Date	Note Face Amount	Current Note Principal Amount
November 2, 2016	$100,000	$61,397.00

WHEREAS, the Creditor desires to convert $7,500 of the note at $0.02 for 375,000 shares and Company desires to have the ability to redeem 80% of the remaining value of the note plus premium interest of the Note. The remaining note value will be $53,897 and 80% to be redeemed by the Company equals $43,117.60 of the current principal amount plus premium interest; and,

WHEREAS, the Creditor agrees to convert $7,500 of the note at $0.02 per share for 375,000 shares and allow the Company to redeem 80% of the remaining value of the note plus premium interest of the Note. This totals $43,117.60 of the current principal amount plus premium interest, all on the terms and conditions contained herein:

THEREFORE, the parties agree as follows:

1.	Redemption of Note. On or before, September 11, 2017, the Company shall have the right to redeem 80% of the remaining principal of the Note, calculated to be $43,117.60 plus premium interest of the Note. Notwithstanding anything else in this agreement to the contrary, in the event the Company does not make the $43,117.60 payment on or prior to September 11, 2017, then the Creditor shall have the right to convert the remaining principal of the Note plus accumulated interest into shares of Company Common Stock as stated in Note agreement.

2.	As per signing of this agreement The Creditor shall have the right to convert 20% of the principal of the remaining value of the Note, calculated to be $10,779.40 in principal of the Note into shares of Company Common Stock at a conversion price of $0.10 per share. This will yield 107,794 shares of common stock.

3.	Lock-Up Period. The Creditor agrees that until forty-five (45) days after receiving the share certificates, it will not sell nor transact any of the shares that result from the $7,500 conversion or 20% conversion listed in Section 2 of this Agreement.

4.	General Provisions:

a.	This Agreement shall be governed by the laws of the State of New York. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties.

b.	Any notice, demand or request required or permitted to be given by either the Company or the Creditor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

c.	Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

d.	Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

NEXT GROUP HOLDINGS, INC.		MOUNTAIN RANCH PARTNERS, INC.

By:	/s/ Arik Maimon	By:	/s/ Mark Salaman
Name:	Arik Maimon	Name:	Mark Salaman
Title:	CEO	Title:	President

Date:	August 17, 2017	Date:	August 17, 2017

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